Exhibit 99.1

Gemini Therapeutics and FS Development Corp. Announce Merger Agreement Creating Publicly Listed Precision Medicine Company Focused on Age-Related Macular Degeneration

-	Leading institutional investors commit $95 million through a common stock private investment in public equity (“PIPE”) led by Foresite Capital, as well as Fidelity Management & Research Company LLC, Wellington Management, Boxer Capital of Tavistock Group, Alyeska Investment Group, L.P., Suvretta Capital Management, CVF, DAFNA Capital, and Acorn Bioventures –

-	Total proceeds from this transaction are expected to be approximately $216 million, combining funds held in FS Development Corp.’s trust account and the PIPE financing, and will be used to advance Gemini Therapeutics’ precision medicine pipeline including potential treatments for AMD –

-    Combined company is expected to be listed on Nasdaq –

-    Business combination is expected to be completed by January 2021 –

-    Joint investor conference call to discuss the proposed transaction today, Thursday, October 15, 2020 at 10:30 a.m. EDT –

CAMBRIDGE, Mass. and SAN FRANCISCO – October 15, 2020 – Gemini Therapeutics, a clinical stage precision medicine company developing innovative treatments for genetically defined age-related macular degeneration (AMD), and FS Development Corp. (Nasdaq: FSDC), a special purpose acquisition company sponsored by Foresite Capital, today announced they have entered into a definitive merger agreement. Upon closing of the transaction, the company will be renamed “Gemini Therapeutics, Inc.” (Combined Company) and will be led by Jason Meyenburg, Chief Executive Officer of Gemini. The Combined Company’s common stock is expected to be listed on Nasdaq.

In addition to the approximately $121 million held in FS Development Corp.’s trust account (assuming no redemptions are effected), a group of premier healthcare investors has committed to participate in the transaction through a common stock PIPE of approximately $95 million at $10.00 per share. Investors in the PIPE include lead investor Foresite Capital, an affiliate of FS Development Corp.’s sponsor, as well as Fidelity Management & Research Company LLC, Wellington Management, Boxer Capital of Tavistock Group, Alyeska Investment Group, L.P., Suvretta Capital Management, CVF, DAFNA Capital, and Acorn Bioventures, in addition to existing Gemini Therapeutics shareholders including Orbimed Healthcare Fund Management, Atlas Venture, Lightstone Ventures and Wu Capital.

“This morning’s announcement is important for the advancement of AMD research, as it ensures we have the necessary capital to advance our clinical programs and continue applying our insights in genetics and biology to pioneer first-in-class medicines to restore regulation of the complement system in the eye and throughout the body, bringing forward targeted precision therapies based on genetically defined populations,” said Mr. Meyenburg. “I would like to thank all those involved in making this transaction a success, particularly our new and existing blue chip investors, and the entire Gemini team.”

“Gemini embodies the type of company we had in mind when forming FSDC: a platform focused on the next generation of medicines utilizing genetics,” said Jim Tananbaum, M.D., Chief Executive Officer of Foresite Capital and President and Chief Executive Officer of FS Development Corp. “Gemini is developing treatments for patients losing their vision because of genetically driven macular degeneration. We are excited about the tremendous potential of this transaction, which we believe creates value for investors along with the potential to bring innovative new treatment options to patients.”

Proceeds from the transaction are expected to provide Gemini with the capital needed to further develop its clinical programs and preclinical portfolio, including the following programs:

●	GEM103, Gemini’s lead product candidate for the treatment of dry AMD. GEM103 has entered a Phase 2a clinical study in patients with a complement Factor H mutation, which represents approximately 40% of the dry AMD population. Top line data are expected in the first half of 2021. Gemini believes GEM103 is capable of both regulating hyperactive complement activity and maintaining a healthy environment for the cellular architecture supporting retinal function in patients with complement dysreguluation. Gemini believes this differentiated approach allows GEM103 to more broadly address AMD pathology and to potentially treat both AMD and linked disorders through precision medicine;

●	Further clinical programs in selected wet AMD populations with secondary macular atrophy; and

●	Future programs to treat intermediate AMD through gene therapy and systemic diseases with genetically driven complement Factor H dysfunction.

Post-closing of the transaction, Mr. Meyenburg and Dr. Tananbaum will be joined by board members from Gemini to form the seven-person board of directors.

Summary of Transaction

Current Gemini shareholders are converting 100% of their existing equity interests into common stock of the Combined Company. In addition to the approximately $121 million held in FSDC’s trust account (assuming no redemptions are effected), an additional group of premier healthcare investors has committed to participate in the transaction through a common stock PIPE of approximately $95 million at $10 per share.

The Combined Company is expected to receive gross proceeds of approximately $216 million at the closing of the transaction (assuming no redemptions are effected), which is expected by January 2021. The close of this transaction is subject to approval of FSDC’s shareholders and the satisfaction or waiver of certain other customary closing conditions.

Jefferies LLC and SVB Leerink acted as co-lead private placement agents for FS Development Corp. Jefferies LLC also acted as lead financial and capital markets advisor to FS Development Corp. Goldman Sachs & Co. LLC acted as lead financial advisor to Gemini in the transaction. Stifel acted as additional capital markets advisor to Gemini. Goodwin Procter LLP acted as legal counsel to Gemini. White & Case LLP acted as legal counsel to FS Development Corp.

The description of the business combination contained herein is only a high-level summary. Additional information about the transaction will be provided in a Current Report on Form 8-K that will contain an investor presentation to be filed by FS Development Corp. with the Securities and Exchange Commission (“SEC”) and will be available at www.sec.gov. In addition, FS Development Corp. intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement/prospectus, and will file other documents regarding the proposed transaction with the SEC.

In connection with the proposed business combination, FS Development Corp. intends to file a Registration Statement on Form S-4, including a preliminary proxy statement/prospectus and a definitive proxy statement/prospectus with the SEC. FS Development Corp.’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the proposed business combination, as these materials will contain important information about Gemini, FS Development Corp., and the proposed merger. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed merger will be mailed to stockholders of FS Development Corp. as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to press@foresitecapital.com.

Conference Call Information

Gemini and FS Development Corp. will host a conference call today, Thursday, October 15, 2020, at 10:30 a.m. Eastern Time, to discuss the proposed transaction. To access the conference call, please dial (888) 317-6003 (local) or (412) 317-6061 (international) at least 10 minutes prior to the start time and reference conference ID: 4983831.

About Gemini Therapeutics

Gemini Therapeutics is a clinical stage precision medicine company developing innovative treatments for age-related macular degeneration (AMD) by developing drugging strategies that are matched to specific genetic mutations found in patients with high clinical unmet need. Gemini’s lead clinical stage candidate, GEM103, is a recombinant form of the naturally occurring complement factor H protein currently in a Phase 2a trial in dry AMD patients with a complement factor H mutation. The company has generated a rich pipeline including recombinant proteins, gene therapies, and monoclonal antibodies. Gemini’s CLARITY natural history study is designed to provide unprecedented insight into the role of genetic risk in common retinal diseases and began in December 2018. Gemini was launched with funding from leading life science investors and powered by academic partnerships globally.

For more information, visit www.geminitherapeutics.com.

About FS Development Corp. (FSDC)

FS Development Corp., sponsored by Foresite Capital, is a blank check company formed for the purpose of effecting a business combination with one or more businesses in the biotechnology sector. The company is led by Jim Tananbaum, M.D., the CEO of Foresite Capital, an investment firm funding visionary healthcare entrepreneurs with approximately $3 billion in assets under management. The firm is headquartered in San Francisco.

Important Information About the Merger and Where to Find It

A full description of the terms of the business combination will be provided in a registration statement on Form S-4 to be filed with the SEC by FS Development Corp. that will include a prospectus with respect to the Combined Company’s securities to be issued in connection with the business combination and a proxy statement with respect to the shareholder meeting of FS Development Corp. to vote on the business combination. FS Development Corp. urges its investors, shareholders and other interested persons to read, when available, the preliminary proxy statement/ prospectus as well as other documents filed with the SEC because these documents will contain important information about FS Development Corp., Gemini and the business combination. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to shareholders of FS Development Corp. as of a record date to be established for voting on the proposed business combination. Once available, shareholders will also be able to obtain a copy of the S-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: FS Development Corp., Attn: Secretary, 600 Montgomery Street, Suite 4500, San Francisco, California 94111. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

FS Development Corp. and Gemini Therapeutics and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed business combination described in this press release under the rules of the SEC. Information about the directors and executive officers of FS Development Corp. is set forth in FS Development Corp.’s final prospectus filed with the SEC pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”) on August 13, 2020, and is available free of charge at the SEC’s website at www.sec.gov or by directing a request to: FS Development Corp., Attn: Secretary, 600 Montgomery Street, Suite 4500, San Francisco, California 94111. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the FS Development Corp. shareholders in connection with the proposed business combination will be set forth in the registration statement containing the proxy statement/prospectus for the proposed business combination when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This press release contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this press release, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. Forward-looking statements in this press release include, but are not limited to, statements regarding the proposed business combination, including the timing and structure of the business combination, the proceeds of the business combination, the initial market capitalization of the Combined Company and the benefits of the business combination, as well as statements about the potential attributes and benefits of Gemini’s product candidates and the format and timing of Gemini’s product development activities and clinical trials. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among others, the ability to complete the business combination due to the failure to obtain approval from FS Development Corp.’s shareholders or satisfy other closing conditions in the Merger Agreement, the occurrence of any event that could give rise to the termination of the Merger Agreement, the ability to recognize the anticipated benefits of the business combination, the outcome of any legal proceedings that may be instituted against FS Development Corp. or Gemini following announcement of the proposed business combination and related transactions, the impact of COVID-19 on Gemini’s business and/or the ability of the parties to complete the business combination, the ability to obtain or maintain the listing of FS Development Corp.’s common stock on Nasdaq following the proposed business combination, costs related to the proposed business combination, changes in applicable laws or regulations, the possibility that FS Development Corp. or Gemini may be adversely affected by other economic, business, and/or competitive factors, and other risks and uncertainties, including those to be included under the header “Risk Factors” in the registration statement on Form S-4 to be filed by FS Development Corp. with the SEC and those included under the header “Risk Factors” in the final prospectus of FS Development Corp. related to its initial public offering. Most of these factors are outside of FS Development Corp.’s and Gemini’s control and are difficult to predict. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Gemini Investor Contact:

Argot Partners

Sherri Spear

212-600-1902

gemini@argotpartners.com

Gemini Media Contact:

Argot Partners

Joshua Mansbach

212-600-1902

gemini@argotpartners.com

FSDC Contact:

Foresite Capital

Cindy Mesaros

415-413-7627

press@foresitecapital.com